                                                                    EXHIBIT 99.5

Unaudited Pro Forma Combined Condensed Financial Statements
--------------------------------------------------------------------------------

The following unaudited pro forma financial statements give effect to the merger using the pooling-of-interests method of accounting. These financial statements include certain reclassifications to conform to the presentation to be used by Bell Atlantic following the merger, and certain pro forma adjustments that conform the companies' methods of accounting, as described in the accompanying notes. These pro forma financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes of Bell Atlantic and NYNEX.

  This pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of Bell Atlantic following the merger.

  The pro forma balance sheets give effect to the merger by combining the balance sheets of Bell Atlantic and NYNEX at June 30, 1997 and December 31, 1996, 1995 and 1994. The pro forma statements of income give effect to the merger as if it had occurred at the beginning of the earliest period presented, combining the results of Bell Atlantic and NYNEX for each year in the three year period ended December 31, 1996; for the three month periods ended March 31, 1997 and 1996, June 30, 1997 and 1996, September 30, 1996 and December 31, 1996; and for the six month periods ended June 30, 1997 and 1996.

Merger-Related Costs

As a result of the merger, it is expected that Bell Atlantic will incur direct incremental merger-related costs of approximately $200 million (pretax) and merger-related employee severance costs of approximately $200 million to $300 million (pretax). These costs will be recorded in results of operations in the third quarter of 1997.

  The direct incremental merger-related costs are comprised of the following amounts:


                                                 (Dollars in Millions)
                                                 ---------------------
      Professional services                                     $ 72.0
      Compensation arrangements                                   57.0
      Shareowner-related costs                                    19.0
      Registration and other regulatory costs                     25.0
      Taxes and other                                             27.0
                                                                ------
                                                                $200.0

  Unpaid direct incremental merger-related costs have been reflected as an increase to accounts payable and accrued liabilities with a deferred tax benefit included in other assets on the pro forma balance sheets. On an after-tax basis, these costs ($184.6 million) have been reflected as a reduction in reinvested earnings.

  The following pro forma financial statements do not reflect the merger-related employee severance costs or any of the anticipated recurring expense savings. Other estimated merger-related transition and integration costs, as disclosed in the Joint Proxy Statement/Prospectus and in the Management's Discussion and Analysis contained in Bell Atlantic's 1996 Annual Report and in its Form 10-Q for the quarterly period ended March 31, 1997, are now under review, and have also not been considered. All merger-related estimates will be reflected in a further amendment to this Form 8-K, to be filed as soon as practicable, but not later than 75 days after the date of consummation of the merger.

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                        Six Months ended June 30, 1997
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   3,416.1    $     3,062.9    $     (26.7)[3a]      $  6,452.3
  Network access services                                          1,886.0          1,825.6                             3,711.6
  Long distance services                                             467.3            664.1                             1,131.4
  Ancillary services                                                 307.7            589.2                               896.9
  Directory and information services                                 582.7            570.6                             1,153.3
  Wireless services                                                     -             104.5        1,493.2 [3a]         1,597.7
  Other services                                                     155.3             37.8          (12.0)[3a]           181.1
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         6,815.1          6,854.7        1,454.5             15,124.3
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   2,549.4          1,917.6          210.4 [3a]
                                                                                                     (58.3)[3b]         4,619.1
  Depreciation and amortization                                    1,196.7          1,356.4          198.9 [3a]
                                                                                                      (3.1)[3b]
                                                                                                     (13.8)[3g]         2,735.1
  Taxes other than income                                            425.8            318.5           32.9 [3a]           777.2
  Other operating expenses                                         1,474.8          1,479.1          692.4 [3a]
                                                                                                      21.1 [3f]
                                                                                                      19.1 [3g]         3,686.5
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         5,646.7          5,071.6        1,099.6             11,817.9
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   1,168.4          1,783.1          354.9              3,306.4
Income (loss) from unconsolidated businesses                          64.3            106.9         (286.6)[3a]          (115.4)
Other income and expense, net                                        (21.5)            32.8          (21.4)[3a]
                                                                                                       3.6 [3g]            (6.5)
Interest expense                                                     369.6            268.9            3.2 [3a]
                                                                                                     (21.1)[3f]           620.6
Provision for income taxes                                           301.5            639.4            3.4 [3a]
                                                                                                      24.6 [3h]           968.9
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    540.1          1,014.5           40.4              1,595.0
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     540.1    $     1,014.5    $      40.4           $  1,595.0
================================================================================================================================

Income from continuing operations per common share             $      1.23    $        2.31                          $     2.06
Net income per common share                                    $      1.23    $        2.31                          $     2.06

Weighted average number of common shares                             440.2            439.7         (102.1)[2]
  outstanding (in millions)                                                                           (2.1)[3i]           775.7

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                        Six Months ended June 30, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        --------
Operating revenues
  Local services                                               $   3,343.2    $     2,867.7    $     (30.5)[3a]      $  6,180.4
  Network access services                                          1,779.4          1,745.7                             3,525.1
  Long distance services                                             538.1            719.7                             1,257.8
  Ancillary services                                                 317.8            505.7                               823.5
  Directory and information services                                 560.2            551.4                             1,111.6
  Wireless services                                                      -              1.1        1,277.4 [3a]         1,278.5
  Other services                                                     161.2             52.4          (17.1)[3a]           196.5
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         6,699.9          6,443.7        1,229.8             14,373.4
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   2,311.2          1,964.2          177.2 [3a]
                                                                                                     (41.9)[3b]         4,410.7
  Depreciation and amortization                                    1,280.1          1,267.7          157.6 [3a]
                                                                                                      (2.3)[3b]
                                                                                                      (6.8)[3g]         2,696.3
  Taxes other than income                                            403.7            312.1           25.9 [3a]           741.7
  Other operating expenses                                         1,586.1          1,359.1          603.3 [3a]
                                                                                                      16.9 [3f]
                                                                                                      13.9 [3g]         3,579.3
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         5,581.1          4,903.1          943.8             11,428.0
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   1,118.8          1,540.6          286.0              2,945.4
Income from unconsolidated businesses                                118.5            165.9         (247.4)[3a]            37.0
Other income and expense, net                                        (16.4)             7.6          (21.6)[3a]           (30.4)
Interest expense                                                     321.5            240.6            1.4 [3a]
                                                                                                     (16.9)[3f]           546.6
Provision for income taxes                                           327.6            545.1            1.8 [3a]
                                                                                                      11.1 [3h]           885.6
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    571.8            928.4           19.6              1,519.8
Cumulative effect of change in accounting principle
    Directory publishing, net of tax                                 131.0            142.1              -                273.1
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     702.8    $     1,070.5    $      19.6           $  1,792.9
================================================================================================================================

Income from continuing operations per common share             $      1.31    $        2.11                          $     1.97
Net income per common share                                    $      1.61    $        2.43                          $     2.32

Weighted average number of common shares                             435.5            439.9         (101.0)[2]
  outstanding (in millions)                                                                           (2.2)[3i]           772.2

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                         Year ended December 31, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   6,805.6    $     5,815.4    $     (61.9)[3a]      $ 12,559.1
  Network access services                                          3,655.8          3,456.8                             7,112.6
  Long distance services                                             984.8          1,388.8                             2,373.6
  Ancillary services                                                 647.1          1,090.9                             1,738.0
  Directory and information services                               1,001.8          1,222.5                             2,224.3
  Wireless services                                                      -              3.2        2,710.4 [3a]         2,713.6
  Other services                                                     359.1            104.1          (29.2)[3a]           434.0
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                        13,454.2         13,081.7        2,619.3             29,155.2
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   4,500.3          3,921.6          377.3 [3a]
                                                                                                     (95.3)[3b]         8,703.9
  Depreciation and amortization                                    2,499.3          2,594.6          302.7 [3a]
                                                                                                      (2.7)[3b]
                                                                                                     (14.9)[3g]         5,379.0
  Taxes other than income                                            815.8            631.0           53.1 [3a]         1,499.9
  Other operating expenses                                         3,077.6          3,037.6        1,312.1 [3a]
                                                                                                      33.9 [3f]
                                                                                                      32.6 [3g]         7,493.8
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                        10,893.0         10,184.8        1,998.8             23,076.6
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   2,561.2          2,896.9          620.5              6,078.6
Income from unconsolidated businesses                                209.4            327.9         (523.1)[3a]            14.2
Other income and expense, net                                        (46.7)             3.7          (56.6)[3a]           (99.6)
Interest expense                                                     636.6            477.9            1.4 [3a]
                                                                                                     (33.9)[3f]         1,082.0
Provision for income taxes                                           741.3          1,011.2            5.2 [3a]
                                                                                                      24.6 [3h]         1,782.3
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                  1,346.0          1,739.4           43.5              3,128.9
Cumulative effect of change in accounting principle
    Directory publishing, net of tax                                 131.0            142.1              -                273.1
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $   1,477.0    $     1,881.5    $      43.5           $  3,402.0
================================================================================================================================

Income from continuing operations per common share             $      3.08    $        3.96                          $     4.05
Net income per common share                                    $      3.38    $        4.28                          $     4.40


Weighted average number of common shares                             436.9            439.6         (101.4)[2]
  outstanding (in millions)                                                                           (1.8)[3i]           773.3

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                         Year ended December 31, 1995
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   6,722.2    $     5,419.0    $     (25.9)[3a]      $ 12,115.3
  Network access services                                          3,557.5          3,394.7                             6,952.2
  Long distance services                                           1,039.2          1,435.1                             2,474.3
  Ancillary services                                                 487.9            962.9                             1,450.8
  Directory and information services                                 943.1          1,107.7                             2,050.8
  Wireless services                                                  399.8            628.0        1,120.0 [3a]         2,147.8
  Other services                                                     257.2            482.1           (3.7)[3a]           735.6
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                        13,406.9         13,429.5        1,090.4             27,926.8
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   4,770.0          4,022.0          141.5 [3a]
                                                                                                    (122.2)[3b]         8,811.3
  Depreciation and amortization                                    2,566.8          2,627.1          134.4 [3a]
                                                                                                      (2.1)[3b]
                                                                                                      (0.1)[3g]         5,326.1
  Taxes other than income                                            949.6            618.4           21.3 [3a]         1,589.3
  Other operating expenses                                         3,065.5          3,101.1          556.7 [3a]
                                                                                                      30.3 [3f]
                                                                                                      29.1 [3g]         6,782.7
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                        11,351.9         10,368.6          788.9             22,509.4
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   2,055.0          3,060.9          301.5              5,417.4
Income (loss) from unconsolidated businesses                          86.6            152.5         (261.2)[3a]           (22.1)
Other income and expense, net                                         38.6            357.0            8.7 [3a]           404.3
Gain on sale of stock by subsidiary                                  264.1                -         (264.1)[3e]               -
Interest expense                                                     733.9            561.0          (30.3)[3f]         1,264.6
Provision for income taxes                                           640.9          1,147.6            1.0 [3a]
                                                                                                     (80.6)[3h]         1,708.9
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                  1,069.5          1,861.8         (105.2)             2,826.1
Extraordinary items
  Discontinuation of regulatory accounting
    principles, net of tax                                        (2,919.4)               -              -             (2,919.4)
  Early extinguishment of debt, net of tax                               -             (3.5)             -                 (3.5)
--------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                              $  (1,849.9)   $     1,858.3    $    (105.2)          $    (96.8)
================================================================================================================================

Income from continuing operations per common share             $      2.50    $        4.25                          $     3.70
Net income (loss) per common share                             $     (4.34)   $        4.24                          $    (0.13)

Weighted average number of common shares                             426.5            438.3          (98.9)[2]
  outstanding (in millions)                                                                           (1.6)[3i]           764.3

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                         Year ended December 31, 1994
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   6,605.4   $      5,239.5    $         -           $ 11,844.9
  Network access services                                          3,447.0          3,237.6                             6,684.6
  Long distance services                                           1,081.2          1,555.5                             2,636.7
  Ancillary services                                                 377.5            850.1                             1,227.6
  Directory and information services                                 894.4          1,084.2                             1,978.6
  Wireless services                                                  720.0          1,059.8                             1,779.8
  Other services                                                     181.1            764.7                               945.8
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                        13,306.6         13,791.4              -             27,098.0
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   5,152.1          4,333.1          (61.2)[3b]         9,424.0
  Depreciation and amortization                                    2,640.6          2,652.1           (1.5)[3b]         5,291.2
  Taxes other than income                                            927.8            606.2              -              1,534.0
  Other operating expenses                                         2,868.1          3,426.1           25.1 [3f]
                                                                                                       7.1 [3g]         6,326.4
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                        11,588.6         11,017.5          (30.5)            22,575.6
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   1,718.0          2,773.9           30.5              4,522.4
Income from unconsolidated businesses                                 57.7             41.1          (32.9)[3a]            65.9
Other income and expense, net                                         (5.6)            53.9           25.0 [3a]            73.3
Interest expense                                                     673.8            582.1          (25.1)[3f]         1,230.8
Provision for income taxes                                           303.7            884.9           17.3 [3h]         1,205.9
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    792.6          1,401.9           30.4              2,224.9
Extraordinary items
  Discontinuation of regulatory accounting
    principles, net of tax                                               -         (2,150.0)             -             (2,150.0)
  Early extinguishment of debt, net of tax                               -             (6.7)             -                 (6.7)
--------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                              $     792.6    $      (754.8)   $      30.4           $     68.2
================================================================================================================================

Income from continuing operations per common share             $      1.89    $        3.21                          $     2.94
Net income (loss) per common share                             $      1.89    $       (1.73)                         $     0.09

Weighted average number of common shares                             418.8            437.2          (97.2)[2]
  outstanding (in millions)                                                                           (0.9)[3i]           757.9

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
                  Pro Forma Combined Condensed Balance Sheet
                                 June 30, 1997
                                  (Unaudited)

                             (Dollars in millions)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Assets
   Current assets
    Cash and cash equivalents                                  $      62.5    $       103.9    $     19.5  [3a]      $    185.9
    Short-term investments                                            27.7            213.0             -                 240.7
    Accounts receivable, net                                       2,977.9          2,873.5         301.9  [3a]
                                                                                                    (10.8) [3g]         6,142.5
    Inventories                                                      290.8            191.4          59.4  [3a]
                                                                                                      2.9  [3g]           544.5
    Prepaid expenses                                                 312.5            413.8          22.9  [3a]           749.2
    Other                                                            322.5            154.8          76.8  [3a]
                                                                                                    (74.3) [3d]
                                                                                                     33.9  [3h]           513.7
--------------------------------------------------------------------------------------------------------------------------------
   Total current assets                                            3,993.9          3,950.4         432.2               8,376.5
--------------------------------------------------------------------------------------------------------------------------------
   Plant, property and equipment                                  36,117.2         35,629.6       4,275.9  [3a]
                                                                                                    (45.4) [3b]
                                                                                                   (148.3) [3g]        75,829.0
    Less accumulated depreciation                                 20,281.7         19,702.6       1,303.4  [3a]
                                                                                                    (10.1) [3b]
                                                                                                    (79.2) [3g]        41,198.4
--------------------------------------------------------------------------------------------------------------------------------
                                                                  15,835.5         15,927.0       2,868.1              34,630.6
   Investments in unconsolidated businesses                        4,785.5          3,469.2      (3,015.2) [3a]         5,239.5
   Other assets                                                    2,180.3          1,631.8         571.8  [3a]
                                                                                                    (21.1) [3g]         4,362.8
--------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                $  26,795.2    $    24,978.4    $    835.8            $ 52,609.4
================================================================================================================================

Liabilities and Shareowners' Investment
   Current liabilities
    Debt maturing within one year                              $   3,131.3    $     2,273.8    $    533.0  [3a]      $  5,938.1
    Accounts payable and accrued liabilities                       2,039.2          2,567.0         237.7  [3a]
                                                                                                    125.7  [3d]
                                                                                                     36.4  [3g]         5,006.0
    Other                                                            739.5            685.6          66.2  [3a]         1,491.3
--------------------------------------------------------------------------------------------------------------------------------
   Total current liabilities                                       5,910.0          5,526.4         999.0              12,435.4
--------------------------------------------------------------------------------------------------------------------------------
   Long-term debt                                                  7,386.0          5,816.4             -              13,202.4
   Employee benefit obligations                                    3,945.6          3,828.2       2,105.1  [3b]
                                                                                                      0.1  [3a]         9,879.0
   Deferred credits and other liabilities
    Deferred income taxes                                          1,381.7          1,310.1        (818.9) [3h]         1,872.9
    Unamortized investment tax credits                               153.7            113.7             -                 267.4
    Other                                                            446.0            387.7           0.9  [3a]           834.6

   Minority interest, including a portion subject
    to redemption requirements                                       631.9            102.1         203.1  [3a]
                                                                                                     (3.6) [3g]           933.5
   Preferred stock of subsidiary                                         -            135.0             -                 135.0

   Shareowners' investment
    Common stock                                                     455.6            437.8        (814.6) [3c]            78.8
    Contributed capital                                            6,876.5          5,519.5         814.6  [3c]
                                                                                                     68.1  [3e]        13,278.7
    Reinvested earnings                                              493.3          2,718.4         (19.7) [3a]
                                                                                                 (1,362.4) [3b]
                                                                                                   (184.6) [3d]
                                                                                                    (68.1) [3e]
                                                                                                    (83.2) [3g]         1,493.7
    Foreign currency translation adjustment                           (7.4)          (485.5)            -                (492.9)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   7,818.0          8,190.2      (1,649.9)             14,358.3
    Less common stock in treasury, at cost                           567.3             26.1             -                 593.4
    Less deferred compensation-employee stock ownership plans        310.4            405.3             -                 715.7
--------------------------------------------------------------------------------------------------------------------------------
   Total shareowners' investment                                   6,940.3          7,758.8      (1,649.9)             13,049.2
--------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and shareowners' investment               $  26,795.2    $    24,978.4    $    835.8            $ 52,609.4
================================================================================================================================

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 -- Reclassifications

    Certain reclassifications have been made to the unaudited historical financial statements to conform to the presentation to be used by Bell Atlantic following the merger.

Note 2 -- Exchange Ratio

    Under the Merger Agreement, each outstanding share of NYNEX Common Stock is converted into 0.768 shares of Bell Atlantic Common Stock. This exchange ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

Note 3 -- Pro Forma Adjustments

(a) A pro forma adjustment has been made to record conforming accounting adjustments and to consolidate the accounts of cellular operations that are jointly controlled by NYNEX and Bell Atlantic and which were accounted for by both companies using the equity method beginning July 1, 1995.

(b) A pro forma adjustment has been made to reflect the adoption by NYNEX of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," effective January 1, 1993, by electing the immediate recognition of the transition obligation, to conform to the method used by Bell Atlantic. In its historical consolidated financial statements, NYNEX has amortized the transition obligation for retired employees and active employees over a 20-year period.

(c) Pro forma adjustments have been made to reflect the issuance of shares in the exchange ratio stated in Note 2 above, the cancellation of NYNEX treasury stock (other than treasury shares held by consolidated subsidiaries of NYNEX in connection with certain financing transactions), and the change in the par value of shares of Bell Atlantic Common Stock, in accordance with the Merger Agreement.

(d) See the fourth and subsequent paragraphs under "Unaudited Pro Forma Combined Condensed Financial Statements" above for information related to Merger-related costs.

(e) A pro forma adjustment has been made to reflect the initial public offering of stock by a subsidiary of NYNEX as a capital transaction to conform to the method to be used by the merged companies for recording such transactions.

(f) A pro forma adjustment has been made to conform the presentation of interest charges incurred by NYNEX's financial services businesses (principally leasing operations) from Interest expense to Operating expense.

(g) Other pro forma adjustments have been made to conform the accounting policies of the companies.

(h) Pro forma adjustments have been made for the estimated tax effects of adjustments discussed in (a), (b), (d), (e) and (g).

(i) A pro forma adjustment has been made to conform the computation of weighted average number of common shares related to common stock equivalents.